Exhibit 10.4

AMENDMENT NO. 3 (ABL CREDIT AGREEMENT)

AMENDMENT NO. 3 dated as of August 1, 2018 (this “Amendment”) to the Credit Agreement dated as of July 21, 2017 (as amended, restated, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among Pernix Therapeutics Holdings, Inc., a Maryland corporation (“Parent”), Pernix Therapeutics, LLC, a Louisiana limited liability company (“Therapeutics”), PERNIX SLEEP, INC., a Delaware corporation (“Sleep”), Cypress Pharmaceuticals, Inc., a Mississippi corporation (“Cypress”), GAINE, INC., a Delaware corporation (“Gaine”), Respicopea Inc., a Delaware corporation (“Respicopea”), Macoven Pharmaceuticals, L.L.C., a Louisiana limited liability company (“Macoven”) and Hawthorn Pharmaceuticals, Inc., a Mississippi corporation (“Hawthorn”, and together with Parent, Therapeutics, Sleep, Cypress, Gaine, Respicopea and Macoven, collectively, jointly and severally, the “Borrowers”, and individually, each a “Borrower”), each other Loan Party, the lenders party thereto and Cantor Fitzgerald Securities, as administrative agent for the lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, Parent and the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

“Exchange” means the exchange of a certain portion of Parent’s outstanding 12% Senior Secured Notes due 2020 (the “Notes”) for shares of common stock in Parent pursuant to the terms of those certain Exchange Agreements dated as of the date hereof by and among Parent and, respectively, 1992 MSF International Ltd. and 1992 Tactical Credit Master Fund, L.P., in each case in the form attached hereto as Exhibit B.

Section 2. Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Credit Agreement shall be amended as follows:

2.1       The following new defined terms be added to Schedule 1.1 in the appropriate alphabetical order to read as follows:

“Amendment No. 3 (ABL Credit Agreement)” means the document titled “Amendment No. 3 (ABL Credit Agreement)” dated on or about August 1 2018 by and among, among others, Parent, the Borrowers, each other Loan Party identified therein and the Agent.

“Amendment No. 3 Effective Date” means the “Amendment Effective Date” as defined in the Amendment No. 3 (ABL Credit Agreement).

“Contrave Assets” means any pharmaceutical products based upon or incorporating Bupropion Hydrochloride and/or Naltrexone Hydrochloride, also known as CONTRAVE.

2.2       Clause (b)(i) of the definition of “Borrowing Base” contained in Schedule 1.1 therein is hereby amended and restated to read in its entirety as follows:

(i) $15,000,000,

2.3       Clause (b)(iii) of the definition of “Borrowing Base” contained in Schedule 1.1 therein is hereby amended and restated to read in its entirety as follows:

(iii) the product of 100% multiplied by the amount calculated pursuant to clause (a)(i) above, minus

2.4       The definition of “Eligible Accounts” contained in Schedule 1.1 therein is hereby amended by (i) deleting “or” at the end of sub-clause (p) therein, (ii) replacing “.” with “, or” at the end of clause (q) therein, and (iii) inserting a new sub-clause (r) immediately following sub-clause (q) as follows:

(r)       Accounts arising from the sale or distribution of the Contrave Assets and/or due to the Nalpropion JV.

2.5        Sub-clause (j) of the definition of “Eligible Inventory” contained in Schedule 1.1 therein is hereby amended and restated to read in its entirety as follows:

(j) it is subject to third party trademark, patent, copyright, licensing or other proprietary rights, unless Agent is satisfied that (1) such Inventory can be freely sold by Agent on and after the occurrence of an Event of a Default despite such third party rights, and (2) no change of control or other event has arisen under the terms of any applicable agreement that would permit the owner, licensor or grantor of any such trademark, patent, copyright, licensing or other proprietary rights to terminate the rights of Borrowers with respect thereto; provided, however, that (i) Inventory consisting of the Khedezla product in an amount not to exceed $750,000 in the aggregate shall not be ineligible pursuant to this clause (j), and (ii) the Inventory that constitutes, or is used in the manufacturing or distribution of, the Contrave Assets, shall constitute Eligible Inventory so long as Agent is reasonably satisfied that such Inventory can be freely sold by Agent on and after the occurrence of an Event of Default (it being understood that Agent (at the direction of the Required Lenders) confirms that it is satisfied in respect to  free salability of the Contrave Assets Inventory based on the facts and circumstances which exist as of Amendment No. 3 Effective Date);

2.6        Sub-clause (p) of the definition of “Eligible Inventory” contained in Schedule 1.1 therein is hereby amended and restated to read in its entirety as follows:

(p) other than in the case of any item in the Inventory constituting, or used in the manufacturing or distribution of, the Contrave Assets, it was acquired in connection with a Permitted Acquisition or the Orexigen Transaction, until the completion of an appraisal and field examination (or such other diligence as Agent shall require) of such Inventory, in each case, reasonably satisfactory to Agent (which appraisal and field examination may be conducted prior to the closing of such Permitted Acquisition or the Orexigen Transaction).

2.7       The definition of “Maximum Revolver Amount” contained in Schedule 1.1 therein is hereby amended and restated to read in its entirety as follows:

“Maximum Revolver Amount” means $32,500,000, decreased or increased by the amount of reductions or increases, as the case may be, in the Revolver Commitments made in accordance with Section 2.4(c) or 2.14, as applicable, of the Agreement.

2.8       Section 6.6(a)(i) of the Credit Agreement is hereby amended by (i) deleting “and” at the end of sub-clause (G) therein, (ii) replacing “or” with “and/or” at the end of clause (H) therein, and (iii) inserting a new sub-clause (I) immediately following sub-clause (I) as follows:

(I) with respect to the Treximet Note Purchase Debt, payments of principal on the Treximet Note Purchase Debt made solely by exchanging such Treximet Note Purchase Debt for shares of Qualified Equity Interests without any payment of cash (other than in respect of fractional shares in an amount not to exceed $50,000).

2.9       Schedule C-1 in the Credit Agreement is amended and restated in its entirety in the form of Schedule C-1 attached hereto. Notwithstanding anything set forth in the Loan Documents, the Agent, the Borrowers, and each of the Lenders hereto agree that the Commitments shall be as set forth in Schedule C-1 attached hereto.

Section 3. Representations and Warranties, Covenants and Acknowledgements. To induce the Agent and Lenders to enter into this Amendment:

(a)            the Borrowers and each other Loan Party represents and warrants that (i) as of the date hereof and after giving effect to the amendments hereto, all of the representations and warranties made or deemed to be made under the Credit Agreement and the other Loan Documents are true and correct, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall have been true and correct on and as of such earlier date, (ii) as of the date hereof and after giving effect to the amendments hereto, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents, (iii) it has the power and is duly authorized to enter into, deliver and perform this Amendment, (iv) this Amendment and each of the other Loan Documents is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except to the extent enforcement may be limited under applicable bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws affecting creditors’ rights generally and the equitable discretion of the court;

(b)            each Loan Party hereby reaffirms each of the agreements, covenants, and undertakings set forth in the Credit Agreement and each other Loan Document executed in connection therewith or pursuant to, as amended and modified hereby, to which it is a party; and

(c)            Each Loan Party acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

Section 4. Effectiveness. This Amendment shall become effective on the first date on which each of the following conditions have been satisfied (the “Amendment Effective Date”): (x) when the Agent shall have received (i) from each of the Loan Parties, the Required Lenders and the Agent an executed counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof and (ii) the fully executed Amendment No. 2 to the 2017 Term Facility, dated as of the date hereof, in the form attached hereto as Exhibit A and (y) substantially simultaneously therewith, the Exchange shall have been consummated.

Section 5. Reaffirmation of Guaranty. Each Guarantor, for value received, hereby expressly acknowledges and agrees to the Borrower’s execution and delivery of this Amendment, to the performance by each of the Borrowers of its agreements and obligations hereunder and to the consents, amendments and waivers set forth herein. The Amendment, the performance or consummation of any transaction or matter contemplated under the Amendment and all consents, amendments and waivers set forth herein, shall not limit, restrict, extinguish or otherwise impair such Guarantor’s liability to the Agent or Lenders with respect to the payment and other performance obligations of such Guarantor pursuant to the Guaranty and Security Agreement. Each Guarantor hereby ratifies, confirms and approves its obligations under the Guaranty and Security Agreement and acknowledges that it is unconditionally liable to the Agent and Lenders for the full and timely payment of the obligations under the Guaranty and Security Agreement.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile, email or other electronic transmission shall be effective as delivery of a manually executed counterpart to this Amendment.

Section 7. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

Section 8. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, of this Amendment and the other Loan Documents shall not be affected or impaired thereby.

Section 9. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 10. Governing Law; Waiver of Jury Trial. Section 12 of the Credit Agreement is hereby incorporated herein by reference mutatis mutandis.

SECTION 11. Fees and Expenses. Borrowers and the Guarantors hereby reconfirm their respective obligations pursuant to the Credit Agreement to pay and reimburse the Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable and documented fees of counsel to the Agent and Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and all other documents and instruments delivered in connection herewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	PERNIX THERAPEUTICS HOLDINGS, INC.

By:
Name: Kenneth R. Pina
Title: Corporate Secretary

MACOVEN PHARMACEUTICALS, L.L.C.

By:
Name: John A. Sedor
Title: Manager

PERNIX THERAPEUTICS, LLC

By:
Name: John A. Sedor
Title: Manager

CYPRESS PHARMACEUTICALS, INC.

By:
Name: Kenneth R. Pina
Title: Senior Vice President & Corporate Secretary

GAINE, INC.

By:
Name: Kenneth R. Pina
Title: Senior Vice President & Corporate Secretary

[Signature Page to ABL Amendment No. 3]

RESPICOPEA INC.

By:
Name: Kenneth R. Pina
Title: Senior Vice President & Corporate Secretary

HAWTHORN PHARMACEUTICALS, INC.

By:
Name: Kenneth R. Pina
Title: Senior Vice President & Corporate Secretary

PERNIX SLEEP, INC.

By:
Name: Kenneth R. Pina
Title: Senior Vice President & Corporate Secretary

[Signature Page to ABL Amendment No. 3]

GUARANTORS:	PERNIX IRELAND DESIGNATED ACTIVITY COMPANY

By:
Name: Angus Smith
Title: Director

PERNIX IRELAND LIMITED

By:
Name: Angus Smith
Title: Director

PERNIX HOLDCO 1, LLC By: Pernix Therapeutics, LLC Its: Sole Member and Sole Manager
By:
Name: John A. Sedor
Title: Manager

PERNIX HOLDCO 2, LLC By: Cypress Pharmaceuticals, Inc. Its: Sole Member and Sole Manager
By:
Name: Kenneth R. Pina
Title: Corporate Secretary

PERNIX HOLDCO 3, LLC By: Pernix Therapeutics Holdings, Inc. Its: Sole Member and Sole Manager
By:
Name: Kenneth R. Pina
Title: Corporate Secretary

[Signature Page to ABL Amendment No. 3]

LENDERS:	1992 MSF INTERNATIONAL LTD.
BY: HIGHBRIDGE CAPITAL MANAGEMENT, LLC, AS TRADING MANAGER,

By:
Name: Jonathan Segal
Title: Managing Director

By:
Name: Jason Hempel
Title: Managing Director

1992 TACTICAL CREDIT MASTER FUND, L.P.
BY: HIGHBRIDGE CAPITAL MANAGEMENT, LLC, AS TRADING MANAGER,

By:
Name: Jonathan Segal
Title: Managing Director

By:
Name: Jason Hempel
Title: Managing Director

[Signature Page to ABL Amendment No. 3]

CANTOR FITZGERALD SECURITIES, as Agent

By:
Name:
Title:

[Signature Page to ABL Amendment No. 3]

EXHIBIT A – AMENDMENT NO. 2 TO 2017 TERM FACILITY

See attached.

EXHIBIT B – EXCHANGE AGREEMENTS

See attached.

SCHEDULE C-1 – COMMITMENTS

Lender	Revolver Commitment	Total Commitment
1992 MSF International Ltd	[ ]	[ ]
1992 Tactical Credit Master Fund, L.P.	[ ]	[ ]
All Lenders	[ ]	[ ]